UNITED COMPANIES LIFE INSURANCE COMPANY

UNITED COMPANIES SEPARATE ACCOUNT ONE

SUPPLEMENT DATED FEBRUARY 5, 1996 TO

PROSPECTUS DATED OCTOBER 13, 1995


The following information replaces certain information contained in the Prospectus regarding United Companies Life Insurance Company (the "Company"):

United Companies Financial Corporation ("UCFC") has signed a definitive agreement ("Agreement") for the sale of all of the stock of the Company. The
Company currently is a wholly-owned subsidiary of UCFC.   UCFC's Board of
Directors approved the sale to an acquisition company formed by Knightsbridge Capital Fund I, L.P. ("Knightsbridge"). Knightsbridge, which is a private investment partnership with institutional partners, was formed in 1995 to make equity investments in companies engaged primarily in the life insurance
industry.   Knightsbridge is a Delaware limited partnership, the limited partners of which are primarily affiliates of leading domestic and international banking organizations. The general partner is Knightsbridge Management L.L.C. The purchaser has agreed that the Company will continue to be a significant investor in first lien home equity loans originated by UCFC's lending operations and that the Company's home office operations are to be maintained in its present location in Baton Rouge, Louisiana following the closing for at least two years. The Agreement is subject to approval by UCFC shareholders and regulatory authorities and the satisfaction of other conditions, and provides that the closing will occur on or before July 31, 1996.